EXHIBIT 4.9.1
FIRST SENIOR SECURED NOTES REGISTRATION RIGHTS JOINDER
     With respect to the Senior Secured Notes Registration Rights Agreement, dated as of October 15, 2010, among RGHL US Escrow I Inc., a company incorporated under the laws of the State of Delaware (the “US Corporate Escrow Issuer”), RGHL US Escrow I LLC, a limited liability company organized under the laws of the State of Delaware (the “US LLC Escrow Issuer”) and RGHL Escrow Issuer (Luxembourg) I S.A., a company incorporated as a société anonyme (a public limited liability company) under the laws of Luxembourg (the “Lux Escrow Issuer” and, together with the US Corporate Escrow Issuer and the US LLC Escrow Issuer, the “Escrow Issuers”), and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers (as defined therein and, such agreement, the “Senior Secured Notes Registration Rights Agreement”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, (i) Reynolds Group Issuer LLC, a Delaware limited liability company (the “U.S. Issuer I”), Reynolds Group Issuer Inc., a Delaware corporation (the “U.S. Issuer II” and, together with the U.S. Issuer I, the “U.S. Issuers”) and Reynolds Group Issuer (Luxembourg) S.A., a company incorporated as a société anonyme (a public limited liability company) under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the U.S. Issuers, the “Issuers”) each assumes all of the rights and obligations of the Escrow Issuers thereunder and (ii) each of the signatories hereto (other than the Issuers) assumes all of the rights and obligations as Guarantors under the Senior Secured Notes Registration Rights Agreement, in each case, as of the effective time of the Escrow Release Date (as defined in the Senior Secured Notes Registration Rights Agreement) and as though it had entered into the Senior Secured Notes Registration Rights Agreement on October 15, 2010. The obligations assumed by the Issuers and the Guarantors under this Joinder, dated November 16, 2010, shall be joint and several obligations. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Senior Secured Notes Registration Rights Agreement.

Very truly yours, REYNOLDS GROUP ISSUER INC.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER LLC
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

First Joinder to the Registration Rights Agreement (Senior Secured Notes)
RGHL

EVERGREEN PACKAGING INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

EVERGREEN PACKAGING USA INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BLUE RIDGE HOLDING CORP.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BRPP, LLC
By:	BLUE RIDGE PAPER PRODUCTS INC., as Manager

by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

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RGHL

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President & Secretary

BAKERS CHOICE PRODUCTS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary & Vice President

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RGHL

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

REYNOLDS GROUP HOLDINGS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

REYNOLDS PACKAGING MACHINERY INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS COSUMER PRODUCTS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

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RGHL

REYNOLDS FOIL INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS ACQUISITION CORPORATION
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

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RGHL

REYNOLDS PACKAGING LLC
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SIG HOLDING USA, INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SIG COMBIBLOC INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS FOOD PACKAGING LLC
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

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RGHL

REYNOLDS FLEXIBLE PACKAGING INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

ULTRA PAC, INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Vice President and Assistant Treasurer

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RGHL

EVERGREEN PACKAGING (LUXEMBOURG) S.À.R.L.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL (LUXEMBOURG) S.À.R.L.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS (LUXEMBOURG) S.À.R.L.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

SIG FINANCE (LUXEMBOURG) S.À.R.L., in liquidation
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

CLOSURE SYSTEMS INTERNATIONAL B.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS INTERNAIONAL B.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

REYNOLDS FOOD PACKAGING CANADA INC.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

EVERGREEN PACKAGING CANADA LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

EVERGREEN PACKAGING (HONG KONG) LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

CSI LATIN AMERICAN HOLDINGS CORPORATION
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA, S.R.L.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney-in-Fact

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RGHL

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG BEVERAGES GERMANY GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG INFORMATION TECHNOLOGY GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG VIETNAM BETEILIGUNGS GMBH
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

SIG Euro Holding AG & Co. KGaA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementar) SIG Reinag AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative
/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

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RGHL

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

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RGHL

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

CSI HUNGARY KFT.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

CSI TECNISERVICTO, S. DE R.L. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

TECNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

EVERGREEN PACKAGING MEXICO, S. DE R.L. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

MAXPACK, S. DE R.L. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

REYNOLDS GROUP HOLDINGS LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

Witnessed by:
/s/ Karen Mower
Name:	Karen Mower
Title:	Lawyer
Address:	Sydney, Australia

WHAKATANE MILL LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

Witnessed by:
/s/ Karen Mower
Name:	Karen Mower
Title:	Lawyer
Address:	Sydney, Australia

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RGHL

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

SIG HOLDINGS (UK) LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

SIG COMBIBLOC LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

IVEX HOLDINGS, LTD.
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

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RGHL

KAMA EUROPE LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Attorney

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RGHL

SIG ALLCAP AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC GROUP AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC PROCUREMENT AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC (SCHWEIZ) AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG REINAG AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG SCHWEIZERISCHE INDUSTRIE- GESELLSCHAFT AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

SIG TECHNOLOGY AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

SIG ASSET HOLDINGS LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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RGHL

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA
by	/s/ Guilherme Rodrigues
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.
by	/s/ Felix Colas Morea
	Name:	Felix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.
by	/s/ Edimara Iansen Wieczorek
	Name:	Edimara Iansen Wieczorek
	Title:	Legal Manager

by	/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	General Manager

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RGHL

Executed by WHAKATANE MILL
AUSTRALIA PTY LIMITED by the
party’s attorney pursuant to power of
attorney dated 6 October 2010. who
states that no notice of revocation of
the power of attorney has been
received in the presence of:
) ) ) ) ) ) )

/s/ Karen Mower	/s/ Pru Wyllie

Witness	Attorney

Karen Mower	PRU WYLLIE

Name of Witness	Name of Attorney
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RGHL